Exhibit 10.1

Silicon Valley Bank

Amendment to Loan Documents

Borrower:	eGain Communications Corporation

Date:	March , 2005

THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank (“Bank”) and the borrower named above (“Borrower”).

The Parties agree to amend the Loan and Security Agreement between them, dated October 29, 2004 (as otherwise amended, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

1. Addition of Equipment Line.

(a) A new Section 2.1.6 is hereby added to the Loan Agreement as follows:

“2.1.6 Equipment Advances.

“(a)	Through October 29, 2005 (the “Equipment Availability End Date”), Bank will make advances (“Equipment Advance” and, collectively, “Equipment Advances”) not exceeding $750,000. The Equipment Advances may only be used to finance or refinance Equipment purchased on or after 90 days before the date of each Equipment Advance and may not exceed 100% of the equipment invoice amount. Not more than 25% of each Equipment Advance may be for software licenses (which shall all be transferable), leasehold improvements or other “soft” costs (including without limitation sales tax, freight and installation expenses). Each Equipment Advance must be for a minimum of $50,000. Equipment Advances shall be limited to one per calendar quarter. Equipment financed with Equipment Advances shall not be subject to any Liens in favor of any other Person (including without limitation Liens which would fall within the definition of ‘Permitted Liens’).

Silicon Valley Bank	Amendment to Loan Documents

“(b)	Interest accrues from the date of each Equipment Advance at a rate equal to the Prime Rate in effect from time to time, plus 3.0% per annum, fixed, based on the Prime Rate in effect on the date of the Equipment Advance.

“(c)	Each Equipment Advance shall be repaid in 24 equal monthly payments of principal and interest, commencing on the first day of the first month following the date the Equipment Advance is made, and continuing on the first day of each succeeding month.

“(d)	Equipment Advances when repaid may not be reborrowed.

“(e)	To obtain an Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 12:00 p.m. Pacific time 1 Business Day before the day on which the Equipment Advance is to be made. The notice in the form of Exhibit D (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed.

“(f)	The term “Credit Extension” includes (without limitation) all Equipment Advances.”

(b) A new Exhibit D is hereby added to the Loan Agreement in the form of Exhibit D to this Amendment.

2. Amendment to Financial Covenant. Section 5 of Schedule 1 to the Loan Agreement is hereby amended to read as follows:

“5. Financial Covenants (Section 6.7): Borrower shall comply with each of the following covenants. Compliance shall be determined as of the end of each month:

“(a)	Borrower’s EBIT for each rolling three-month period ending as of the end of each month, commencing with the three-month period ending as of the end of December, 2004, and continuing for each rolling three-month period ending as of the end of each month thereafter, shall not be less than a negative $500,000.

“(b)	For the period from October 30, 2004 to the end of each month thereafter, Borrower’s total EBIT shall not be less than a negative $1,100,000.

“(c)	Example. For example, if at August 31, 2005, Borrower’s EBIT for the three months ended August 31, 2005 was negative $450,000, Borrower would be in compliance with

Silicon Valley Bank	Amendment to Loan Documents

the covenant in clause (a) above. If at August 31, 2005, Borrower’s EBIT for the three months ended August 31, 2005 was negative $550,000, Borrower would not be in compliance with the covenant in clause (a) above. If at August 31, 2005, Borrower’s EBIT for the period from October 30, 2004 to and including August 31, 2005 was negative $1,150,000, Borrower would not be in compliance with the covenant in clause (b) above.

“(d)	As used herein, “EBIT” means Borrower’s earnings before interest, and taxes, determined in accordance with generally accepted accounting principles, consistently applied.

“(e)	In the event the Committed Revolving Line terminates for any reason, at any time thereafter, the Bank may modify the foregoing financial covenants, in its good faith business judgment, upon written notice to the Borrower.

3. Fee. In consideration for Bank entering into this Amendment, Borrower shall concurrently pay Bank a fee in the amount of $7,500, which shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Any deposit previously paid by Borrower to Bank in connection with this Amendment may be credited to said fee, and as to any balance, Bank is authorized to charge the same to Borrower’s loan account.

4. Representations True. Borrower represents and warrants to Bank that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

5. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Bank and Borrower, and the other written documents and agreements between Bank and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Bank and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower: eGain Communications Corporation		Bank: Silicon Valley Bank

By		By
	President or Vice President	Title

By
Secretary or Ass’t Secretary

EXHIBIT D

LOAN PAYMENT/ADVANCE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS 12:00 P.S.T.

Fax To: 408.496.2426.	Date:

☐ LOAN PAYMENT:

From Account #__________________________	To Account #__________________________
(Deposit Account #)	(Loan Account #)

Principal $_________________________________ and/or Interest $_________________________________________

All Borrower’s representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects to on the date of the telephone transfer request for and advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of the date:

Authorized Signature:	Phone Number:

☐ LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #_________________________________	To Account #______________________________
(Loan Account #)	(Deposit Account #)
Amount of Advance $

All Borrower’s representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects to on the date of the telephone transfer request for and advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of the date:

Authorized Signature:	Phone Number:

☐ OUTGOING WIRE REQUEST

Complete only if all or a portion of funds from the loan advance above are to be wired.

Deadline for same day processing is 12:00pm, P.S.T.

Beneficiary Name: _______________________	Amount of Wire: $________________________

Beneficiary Bank: ________________________	Account Number:_________________________

City and Sate: ___________________________

Beneficiary Bank Transit (ABA) #: _________________	Beneficiary Bank Code (Swift, Sort, Chip, etc.): ___
(For International Wire Only)
Intermediary Bank: _______________________	Transit (ABA) #: __________________________

For Further Credit to: __________________________________________________________________________

Special Instruction: ______________________________________________________________________________

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature:	2nd Signature (If Required):
Print Name/Title:	Print Name/Title:
Telephone #	Telephone #